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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO

           SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)     DECEMBER 31, 2002
                                               -------------------------------


Commission file number                      0-19244
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                          Krupp Government Income Trust
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     Massachusetts                                  04-3089272
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(State or other jurisdiction                     (IRS employer
of incorporation or organization)               identification no.)


One Beacon Street, Boston, Massachusetts              02108
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(Address of principal executive offices)            (Zip Code)


                            (617) 523-0066
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          (Registrant's telephone number, including area code)



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

  Yes   X    No
      -----     ------


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Item 5.       OTHER EVENTS

              UPDATES ON POTENTIAL LOAN PAYOFFS

              The following information updates information included in the quarterly report for the period ended September 30, 2002 of Krupp Government Income Trust ("GIT"). GIT is providing this information solely in light of the announcement by Berkshire Income Realty, Inc. ("BIR") of its intention to conduct an exchange offer for shares. By disclosing the information below, GIT does not intend to indicate that it believes this information to be material to shareholders. Moreover, GIT expressly disclaims any obligation to provide periodic updates regarding the status of its mortgage portfolio or otherwise, other than in its regular quarterly or annual public filings.

              GIT expects to receive a prepayment of the Mill Pond I PIM. However, the value of the property is not expected to be sufficient enough to provide GIT with any proceeds from the participation feature of the PIM. GIT should receive the proceeds from the FHA insured mortgage in January 2003. If this happens GIT will make a special dividend from these proceeds during the first half of 2003.

              GIT expects to receive a prepayment of the Rivergreens PIM during the first quarter of 2003. At this time GIT does expect to receive proceeds from the participation feature of the PIM from this prepayment.

              GIT expects to receive a prepayment of the Lifestyles PIMI during the first quarter of 2003. In addition to the GNMA MBS, GIT expects to receive full payment on the Additional Loan. However, GIT does not expect to receive any proceeds from the participation feature of the PIMI from this prepayment.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           KRUPP GOVERNMENT INCOME TRUST
                           ------------------------------
                                   (Registrant)



                           BY:  /S/ ROBERT A. BARROWS
                              -----------------------------------------------
                              Robert A. Barrows
                              Treasurer and Chief Accounting Officer of
                              Krupp Government Income Trust.





Date:    January 3, 2003







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